Exhibit 99.1

UNAUDITED as of 9/13/2005

Bimini Mortgage Management, Inc. - Asset Information This Table Reflects All Transactions. Prices Used Have Been Internally Generated.

Valuation

			As a Percentage of
		As a Percentage of	Mortgage Assets, Cash
Asset Category	Market Value	Mortgage Assets	and P&I Receivable
Fixed Rate Mortgage Backed Securities	$631,684,612	16.34%	15.55%
Fixed Rate CMO	$86,637,573	2.24%	2.13%
Fixed Rate Agency Debt	$99,250,000	2.57%	2.44%
Adjustable Rate Mortgage Backed Securities (1)	$2,161,406,299	55.92%	53.20%
Hybrid Adjustable Rate Mortgage Backed Securities	$832,175,262	21.53%	20.48%
Balloon Maturity Mortgage Backed Securities	$53,917,093	1.39%	1.33%
Total: Mortgage Assets (2)	$3,865,070,840	100.00%

Total Cash, P&I Receivables, and Cash on Margin	$197,863,233		4.87%
Total: All Assets	$4,062,934,073		100.00%

(1) Adjustable Rate MBS are those that reset coupons within one year’s time.

(2) This includes Forward Settling Purchases.

Note: The Value of Securities in the Box is $387,341

Prepayment Speeds

Asset Category	Weighted Average One Month Prepayment Speeds (CPR)	Weighted Average Three Month Prepayment Speeds (CPR)
Fixed Rate Mortgage Backed Securities	28.24%	31.29%
Fixed Rate CMO	37.00%	35.92%
Fixed Rate Agency Debt	n/a	n/a
Adjustable Rate Mortgage Backed Securities	37.34%	38.55%
Hybrid Adjustable Rate Mortgage Backed Securities	36.24%	33.80%
Balloon Maturity Mortgage Backed Securities	28.48%	33.08%
Total: Mortgage Assets	35.78%	36.22%

On September 8, 2005 Prepayment Speeds were released for paydowns occurring in August 2005 (June - August for three month speeds). The numbers above reflect that data.

Portfolio Price and Duration

Weighted Average Purchase Price	$102.69
Weighted Average Current Price	$101.71
Modeled Effective Duration	0.936

Characteristics

Asset Category	Weighted Average Coupon	Weighted Average Lifetime Cap	Weighted Average Periodic Cap Per Year (3)	Weighted Average Coupon Reset (in Months)	Longest Maturity	Weighted Average Maturity (in Months)
Fixed Rate Mortgage Backed Securities	6.93%	n/a	n/a	n/a	1-Jun-35	280
Fixed Rate CMO	5.53%	n/a	n/a	n/a	25-Jul-34	331
Fixed Rate Agency Debt	4.00%	n/a	n/a	n/a	25-Feb-10	53
Adjustable Rate Mortgage Backed Securities (3)	4.27%	10.48%	1.76%	4.41	1-Dec-42	337
Hybrid Adjustable Rate Mortgage Backed Securities	4.23%	9.92%	1.64%	21.39	1-Apr-44	342
Balloon Maturity Mortgage Backed Securities	4.07%	n/a	n/a	n/a	1-Feb-11	52
Total: Mortgage Assets	4.71%	10.33%	1.72%	9.13	1-Apr-44	317

(3) 35.1% ($758.9 million) of The Adjustable Rate Mortgage Portfolio Have No Periodic Caps.  These assets are excluded from the weighted average periodic cap per year calculation

Agency	Market Value	As a Percentage of Mortgage Assets
Fannie Mae	$2,330,612,996	60.30%
Freddie Mac	$834,935,837	21.60%
Ginnie Mae	$699,522,006	18.10%
Total Portfolio	$3,865,070,840	100.00%

Pool Status	Market Value	As a Percentage of Mortgage Assets
Whole Pool	$2,248,977,830	58.19%
Non Whole Pool	$1,616,093,010	41.81%

Total Portfolio	$3,865,070,840	100.00%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Adjustable Rate Mortgages

One Month Libor	$59,998,686	2.78%	1.55%
Moving Treasury Average	$69,837,338	3.23%	1.81%
Cost Of Funds Index	$438,562,606	20.29%	11.35%
Six Month LIBOR	$261,515,263	12.10%	6.77%
Six Month CD Rate	$3,137,869	0.15%	0.08%
One Year LIBOR	$314,513,890	14.55%	8.14%
Conventional One Year CMT	$578,043,483	26.74%	14.96%
FHA and VA One Year CMT	$428,619,809	19.83%	11.09%
Other	$7,177,355	0.33%	0.19%
Total ARMs	$2,161,406,299	100.00%	55.92%

Hybrid ARMs

Generic Fannie or Freddie Hybrid ARMs
13 - 18 Months to First Reset	$209,848,413	25.22%	5.43%
19 - 24 Months to First Reset	$299,832,105	36.03%	7.76%
25 - 36 Months to First Reset	$20,776,461	2.50%	0.54%
37 - 38 Months to First Reset	$0	0.00%	0.00%
Total	$530,456,979	63.74%	13.72%

Agency Alt-A Hybrid ARMs
13 - 18 Months to First Reset	$6,589,742	0.79%	0.17%
19 - 24 Months to First Reset	$48,062,421	5.78%	1.24%
25 - 36 Months to First Reset	$11,034,572	1.33%	0.29%
37 - 50 Months to First Reset	$14,837,794	1.78%	0.38%
Total	$80,524,528	9.68%	2.08%

GNMA Hybrid ARMs
13 - 24 Months to First Reset	$0	0.00%	0.00%
25 - 36 Months to First Reset	$221,193,755	26.58%	5.72%
Total	$221,193,755	26.58%	5.72%

Total Hybrid ARMs	$832,175,262	100.00%	21.53%

	Internally Generated Market Value	% of Asset Class	% of Total Mortgage Assets

Balloons

< = 4.0 Years to Balloon Date	$22,724,409	42.15%	0.59%
4.01 - 5.0 Years to Balloon Date	$17,651,194	32.74%	0.46%
5.01 - 5.5 Years to Balloon Date	$13,541,490	25.12%	0.35%
Total Balloons	$53,917,093	100.00%	1.39%

Fixed Rate Agency Debt

4.5yr Stated Final Maturity	$99,250,000	100.00%	2.57%
Total Fixed Rate Agency Debt	$99,250,000	100.00%	2.57%

Fixed Rate CMOs

Fixed Rate CMOs	$86,637,573	100.00%	2.24%
Total Fixed Rate CMOs	$86,637,573	100.00%	2.24%

Fixed Rate Assets

10yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$2,308,999	0.37%	0.06%
15yr $85,000 Maximum Loan Size	$79,459,145	12.58%	2.06%
15yr $110,000 Maximum Loan Size	$5,188,689	0.82%	0.13%
15yr 100% Investor Property	$631,465	0.10%	0.02%
15yr 100% FNMA Expanded Approval Level 3	$1,269,259	0.20%	0.03%
15yr 100% Alt-A	$43,827,385	6.94%	1.13%
15yr Geography Specific (NY, FL, VT, TX)	$1,898,368	0.30%	0.05%
15yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$30,342,113	4.80%	0.79%
20yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$1,288,799	0.20%	0.03%
20yr 100% Alt-A	$1,121,997	0.18%	0.03%
30yr $85,000 Maximum Loan Size	$161,326,008	25.54%	4.17%
30yr $110,000 Maximum Loan Size	$43,933,952	6.96%	1.14%
30yr 100% Investor Property	$7,561,187	1.20%	0.20%
30yr 100% FNMA Expanded Approval Level 3	$66,586,033	10.54%	1.72%
30yr 100% Alt-A	$52,296,354	8.28%	1.35%
30yr Geography Specific (NY, FL, VT, TX)	$5,155,448	0.82%	0.13%
30yr 100% GNMA Builder Buydown Program	$7,604,267	1.20%	0.20%
30yr Other (Seasoned, Low Avg Bal, Low FICO, etc..)	$119,885,144	18.98%	3.10%
Total Fixed Rate Collateral	$631,684,612	100.00%	16.34%

Total (All Mortgage Assets)	$3,865,070,840		100.00%
Cash or Cash Receivables	$197,863,233
Total Assets and Cash	$4,062,934,073

Total Forward Settling Purchases	$218,730,267		5.66%

Unaudited Funding Information as of 9/13/2005

Repurchase Counterparties	Dollar Amount of Borrowings	Weighted Average Maturity in Days	Longest Maturity

Nomura	$926,093,000	125	18-Sep-06
Deutsche Bank (1)	$877,332,491	147	29-Apr-06
Cantor Fitzgerald	$638,187,932	124	25-Apr-06
Bear Stearns	$231,756,000	200	7-Jul-06
WAMU	$230,961,000	22	13-Jan-06
REFCO	$184,792,000	20	6-Oct-05
Goldman Sachs	$140,637,073	43	30-Jan-06
JP Morgan Securities	$132,035,720	159	10-Jul-06
Countrywide Securities	$113,973,000	45	22-Dec-05
UBS Securities	$87,882,000	135	25-Apr-06
Merrill Lynch	$58,303,000	218	19-Apr-06
Lehman Bros	$57,982,000	38	21-Oct-05
Daiwa Securities	$26,491,000	223	7-Jul-06
Bank of America	$9,558,000	10	23-Sep-05
Morgan Stanley	$4,160,759	112	3-Jan-06

Total	$3,720,144,974	120	18-Sep-06

Total Forward Settling Purchases
Without Commited Repo Terms	79,745,849

Estimated Haircut (at 3%)	2,392,375
Estimated Forward Borrowings	77,353,473
Est Total Borrowing	$3,797,498,448

(1) Includes $507 Million floating rate repo obligations